UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Active MidCap Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Active MidCap Fund

SEMIANNUAL REPORT June 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Active MidCap Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Active MidCap Fund (formerly, Dreyfus Active MidCap Fund), covering the six-month period from January 1, 2019 through June 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced a rally during the first several months of 2019, which was a welcome reprieve after the volatility observed in the fourth quarter of 2018. The recovery was stoked by comments made by the U.S. Federal Reserve (the “Fed”), indicating its willingness to slow the pace of interest-rate increases. Supportive central bank policy, a robust labor market, strong corporate fundamentals, and optimism regarding a possible resolution of the U.S.-China trade dispute buoyed the markets for much of the reporting period. However, in May, escalating trade tensions once again disrupted equity market progress, causing stock prices to pull back. The dip was short-lived, as markets rose once again in June. To end the period, the S&P 500 Index posted its best return for the first half of the year since 1997.

Fixed-income markets also benefited during the six months. Supportive policies from the Fed, as well as other global central banks, coupled with falling rates throughout the first half of the year, led to strong bond market returns. During its May meeting, the Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through June 30, 2019, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2019, BNY Mellon Active MidCap Fund’s (formerly, Dreyfus Active MidCap Fund) Class A shares achieved a total return of 14.58%, Class C shares returned 14.11%, Class I shares returned 14.71%, and Class Y shares returned 14.76%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 21.35% for the same period.2

Mid-cap stocks posted strong gains over the reporting period, in an environment of moderate growth and supportive central bank policies. The fund lagged the Index, primarily due to security selection shortfalls in the information technology, energy, industrials, and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market.

We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Markets Pivot on Central Bank Statements and Trade Policy

Equities rallied throughout much of the six months, recovering from the lows reached at the end of 2018. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as did the European Central Bank’s (ECB) announcement that it would provide additional stimulus to support the eurozone economy. China also revealed plans to stoke its slowing economic growth rate. At its first meeting of the year, the U.S. Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for interest-rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. A strong first-quarter corporate reporting season also worked to stoke investor risk appetites.

However, a challenging period soon ensued during the month of May. Renewed trade disputes between the U.S. and China caused equity markets to pull back. Investors became concerned about the negative effects decreased trade may have on economic growth. During its meeting in early May, the Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates. The ECB also indicated its intention to continue with further monetary easing. In the United Kingdom, continued political turmoil surrounding Brexit, and the resignation of Prime Minister Theresa May, was broadly shrugged off by investors as markets reversed course in June and rallied through the end of the period.

According to the Russell family of indices, mid-cap stocks generally outperformed their large- and small-cap counterparts during the period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Security Selections Constrained Fund Performance

The fund’s performance compared to the Index was mainly the result of stock selection shortfalls across several market sectors. In the information technology sector, selections within the software industry were a primary detractor. A position in F5 Networks was among the leading individual detractors. The networking products company’s stock fell in April after it reported revenue that came in below consensus, and management reduced next quarter’s earnings expectations. Within the energy sector, stock selections within the oil, gas, and consumable fuels segment were a headwind to results, whereas security choices within aerospace and defense was the top detractor within the industrials sector. Specialty and multiline retail weighed on consumer discretionary performance, where a position in Kohl’s was among the worst performers in the portfolio for the six months (the stock was eliminated during the period); the stock slid in May after the retailer missed earnings and reduced guidance. Elsewhere in the markets, Herbalife Nutrition, NRG Energy and Haemonetics (another stock that was eliminated during the period) were also among the largest individual detractors to performance.

The fund achieved better results in several other areas. Our stock selection in the financials sector benefited returns, particularly within the capital markets industry. Consumer financial services provider Synchrony Financial was among the top individual contributors to positive results. The stock rose throughout most of the period on the back of earnings that beat expectations and a positive resolution to an ongoing contract negotiation and legal issues. Elsewhere in the market, decision management software provider Fair Isaac was also among the top-performing stocks, as was a position in Mettler Toledo International. The stock of the precision-instrument manufacturer rose throughout the period, benefited by earnings that beat expectations on two occasions during the period. A position in IDEXX Laboratories also bolstered results. The health care and life sciences company reported favorable earnings results twice during the six months, raising the stock price.

Fund Outlook

In recent months, we have observed the portfolio’s exposure to value to be higher than the level implied in our model. This has prompted much research and discussion among our investment teams, especially given the recent poor performance of value in general. As a result, we have made some modest adjustments to the construction of the portfolio. We have reduced the portfolio’s exposure to value to a level more in line with model expectations and have increased its exposure to behavioral/momentum and growth characteristics. In addition, we have marginally boosted diversification by holding slightly more names to lower idiosyncratic risk. We will continue to monitor all portfolio factor exposures versus model expectations and make further adjustments accordingly.

July 15, 2019

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Active MidCap Fund from January 1, 2019 to June 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.01	$10.62	$4.90	$4.42
Ending value (after expenses)	$1,145.80	$1,141.10	$1,147.10	$1,147.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.66	$9.99	$4.61	$4.16
Ending value (after expenses)	$1,019.19	$1,014.88	$1,020.23	$1,020.68

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 2.00% for Class C, .92% for Class I and .83% Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.8%
Automobiles & Components - 1.1%
Gentex	144,595		3,558,483
Lear	12,105		1,685,863
			5,244,346
Banks - 3.6%
Comerica	93,750		6,810,000
Popular	118,180		6,410,083
Regions Financial	108,295		1,617,927
Zions Bancorp	53,150	[a]	2,443,837
			17,281,847
Capital Goods - 8.1%
Allison Transmission Holdings	138,555		6,422,024
Curtiss-Wright	52,310		6,650,170
Huntington Ingalls Industries	6,185		1,390,017
Ingersoll-Rand	49,810		6,309,433
L3Harris Technologies	33,155		6,270,605
Oshkosh	10,510		877,480
Pentair	71,360		2,654,592
Spirit AeroSystems Holdings, Cl. A	80,950		6,586,902
Textron	27,030		1,433,671
			38,594,894
Commercial & Professional Services - .1%
Robert Half International	7,680		437,837
Consumer Durables & Apparel - 2.5%
Deckers Outdoor	33,990	[b]	5,981,220
Under Armour, Cl. A	121,710	[b]	3,085,349
Under Armour, Cl. C	136,950	[a,b]	3,040,290
			12,106,859
Consumer Services - .5%
Hilton Worldwide Holdings	23,660		2,312,528
Diversified Financials - 6.4%
Discover Financial Services	97,300		7,549,507
Evercore, Cl. A	20,220		1,790,885
FactSet Research Systems	8,570		2,455,819
LPL Financial Holdings	77,625		6,331,871
Moody's	9,910		1,935,522
OneMain Holdings	14,540		491,597
SEI Investments	39,015		2,188,742
Synchrony Financial	218,490		7,575,048
			30,318,991
Energy - 6.7%
Apergy	122,120	[b]	4,095,905

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Energy - 6.7% (continued)
Cabot Oil & Gas	260,700		5,985,672
Equitrans Midstream	231,500		4,562,865
Helmerich & Payne	119,010		6,024,286
The Williams	252,300		7,074,492
World Fuel Services	114,350		4,112,026
			31,855,246
Food & Staples Retailing - 2.4%
Casey's General Stores	33,160		5,172,628
The Kroger	288,690		6,267,460
			11,440,088
Food, Beverage & Tobacco - .1%
Ingredion	6,780		559,282
Health Care Equipment & Services - 4.1%
Amedisys	11,810	[b]	1,433,852
Edwards Lifesciences	3,910	[b]	722,333
IDEXX Laboratories	22,150	[b]	6,098,560
Masimo	34,920	[b]	5,196,794
Veeva Systems, Cl. A	35,940	[b]	5,826,233
			19,277,772
Household & Personal Products - 2.2%
Herbalife Nutrition	143,020	[a,b]	6,115,535
The Clorox	28,710		4,395,788
			10,511,323
Insurance - 5.7%
Brown & Brown	194,920		6,529,820
Kemper	34,750		2,998,578
Lincoln National	30,665		1,976,359
Primerica	21,640		2,595,718
Torchmark	73,715		6,594,544
Unum Group	191,640		6,429,522
			27,124,541
Materials - 2.7%
Allegheny Technologies	245,700	[a,b]	6,191,640
Celanese	48,095		5,184,641
Nucor	24,830		1,368,133
			12,744,414
Media & Entertainment - 3.6%
AMC Networks, Cl. A	18,120	[a,b]	987,359
Liberty Broadband, Cl. C	52,670	[b]	5,489,267
The New York Times, Cl. A	140,510	[a]	4,583,436
TripAdvisor	128,700	[a,b]	5,957,523
			17,017,585

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 9.1%
Agilent Technologies	98,960		7,389,343
Bio-Rad Laboratories, Cl. A	3,780	[b]	1,181,590
Elanco Animal Health	31,000	[b]	1,047,800
Incyte	81,020	[b]	6,883,459
Jazz Pharmaceuticals	47,610	[b]	6,787,282
Mettler-Toledo International	8,845	[b]	7,429,800
Waters	31,355	[b]	6,748,850
Zoetis	51,875		5,887,294
			43,355,418
Real Estate - 6.7%
Apartment Investment & Management, Cl. A	9,870	[c]	494,684
First Industrial Realty Trust	159,180	[c]	5,848,273
Host Hotels & Resorts	338,520	[c]	6,167,835
Lamar Advertising, Cl. A	61,840	[c]	4,991,106
Medical Properties Trust	224,250	[c]	3,910,920
Piedmont Office Realty Trust, Cl. A	19,120	[c]	381,062
Prologis	24,785	[c]	1,985,279
VICI Properties	153,370	[c]	3,380,275
Weingarten Realty Investors	171,920	[c]	4,714,046
			31,873,480
Retailing - 4.9%
Best Buy	101,365		7,068,182
Dick's Sporting Goods	156,645	[a]	5,424,616
Foot Locker	97,550	[a]	4,089,296
Genuine Parts	8,230		852,463
Ross Stores	57,340		5,683,541
			23,118,098
Semiconductors & Semiconductor Equipment - 1.5%
Xilinx	60,000		7,075,200
Software & Services - 13.4%
Autodesk	25,110	[b]	4,090,419
Broadridge Financial Solutions	52,670		6,724,906
Cadence Design Systems	13,720	[b]	971,513
CDK Global	123,765		6,118,942
Citrix Systems	65,880		6,465,463
Fair Isaac	13,090	[b]	4,110,522
Fidelity National Information Services	48,080	[a]	5,898,455
Fiserv	39,180	[a,b]	3,571,649
Fortinet	5,750	[b]	441,773
Gartner	35,060	[b]	5,642,556
MAXIMUS	78,165		5,670,089
Paychex	11,535		949,215

Description		Shares		Value ($)
Common Stocks - 99.8% (continued)
Software & Services - 13.4% (continued)
Red Hat		33,235	[b]	6,240,204
VeriSign		32,910	[b]	6,883,456
				63,779,162
Technology Hardware & Equipment - 5.9%
CDW		65,555		7,276,605
F5 Networks		15,825	[b]	2,304,595
NetApp		103,945		6,413,407
Xerox		144,390		5,112,850
Zebra Technologies, Cl. A		32,445	[b]	6,796,903
				27,904,360
Transportation - 2.9%
Landstar System		33,800	[a]	3,650,062
Old Dominion Freight Line		19,870		2,965,796
United Airlines Holdings		82,000	[b]	7,179,100
				13,794,958
Utilities - 5.6%
Avangrid		92,860		4,689,430
IDACORP		34,125		3,427,174
NorthWestern		22,500		1,623,375
NRG Energy		182,620		6,413,615
OGE Energy		150,410		6,401,450
Pinnacle West Capital		40,600		3,820,054
				26,375,098
Total Common Stocks (cost $408,943,641)				474,103,327
	1-Day Yield (%)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,483,059)	2.29	1,483,059	[d]	1,483,059
Total Investments (cost $410,426,700)		100.1%		475,586,386
Liabilities, Less Cash and Receivables		(.1%)		(358,355)
Net Assets		100.0%		475,228,031

a Security, or portion thereof, on loan. At June 30, 2019, the value of the fund’s securities on loan was $32,496,056 and the value of the collateral held by the fund was $32,796,431, consisting of U.S. Government & Agency securities.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	20.8
Financials	15.7
Health Care	13.2
Industrials	11.1
Consumer Discretionary	9.0
Real Estate	6.7
Energy	6.7
Utilities	5.6
Consumer Staples	4.7
Communication Services	3.6
Materials	2.7
Investment Companies	.3
100.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 6/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	24,390,694	22,907,635	1,483,059.3		12,077
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,850,252	4,347,492	13,197,744	-	-	-
Total	8,850,252	28,738,186	36,105,379	1,483,059.3		12,077

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $32,496,056)—Note 1(b):
Unaffiliated issuers	408,943,641	474,103,327
Affiliated issuers	1,483,059	1,483,059
Dividends, interest and securities lending income receivable		551,175
Receivable for shares of Common Stock subscribed		131,204
Prepaid expenses		36,891
		476,305,656
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		427,422
Payable for shares of Common Stock redeemed		565,728
Directors fees and expenses payable		6,250
Accrued expenses		78,225
		1,077,625
Net Assets ($)		475,228,031
Composition of Net Assets ($):
Paid-in capital		402,426,399
Total distributable earnings (loss)		72,801,632
Net Assets ($)		475,228,031

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	443,343,925	3,077,316	28,511,508	295,282
Shares Outstanding	8,055,382	61,703	512,492	5,445
Net Asset Value Per Share ($)	55.04	49.87	55.63	54.23

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $7,781 foreign taxes withheld at source):
Unaffiliated issuers	3,686,795
Affiliated issuers	12,077
Income from securities lending—Note 1(b)	29,754
Interest	2,289
Total Income	3,730,915
Expenses:
Management fee—Note 3(a)	1,782,614
Shareholder servicing costs—Note 3(c)	738,190
Professional fees	40,955
Registration fees	32,000
Directors’ fees and expenses—Note 3(d)	23,337
Prospectus and shareholders’ reports	13,319
Distribution fees—Note 3(b)	12,631
Custodian fees—Note 3(c)	8,004
Loan commitment fees—Note 2	3,838
Interest expense—Note 2	296
Miscellaneous	14,368
Total Expenses	2,669,552
Investment Income—Net	1,061,363
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,692,282
Net unrealized appreciation (depreciation) on investments	56,420,006
Net Realized and Unrealized Gain (Loss) on Investments	63,112,288
Net Increase in Net Assets Resulting from Operations	64,173,651

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations ($):
Investment income—net	1,061,363	2,243,403
Net realized gain (loss) on investments	6,692,282	37,116,597
Net unrealized appreciation (depreciation) on investments	56,420,006	(118,004,288)
Net Increase (Decrease) in Net Assets Resulting from Operations	64,173,651	(78,644,288)
Distributions ($):
Distributions to shareholders:
Class A	(657,460)	(42,133,548)
Class C	(1,411)	(419,306)
Class I	(13,504)	(5,265,139)
Class Y	(2,939)	(23,498)
Total Distributions	(675,314)	(47,841,491)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,066,032	11,899,593
Class C	36,256	205,340
Class I	2,378,913	18,587,593
Class Y	16,177	596,408
Distributions reinvested:
Class A	614,986	39,540,454
Class C	1,283	374,310
Class I	13,000	5,003,542
Class Y	2,930	23,387
Cost of shares redeemed:
Class A	(21,265,389)	(71,694,692)
Class C	(764,417)	(2,928,054)
Class I	(15,385,778)	(86,263,850)
Class Y	(7,826)	(302,206)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(31,293,833)	(84,958,175)
Total Increase (Decrease) in Net Assets	32,204,504	(211,443,954)
Net Assets ($):
Beginning of Period	443,023,527	654,467,481
End of Period	475,228,031	443,023,527

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	57,599	200,012
Shares issued for distributions reinvested	11,274	807,613
Shares redeemed	(393,104)	(1,198,702)
Net Increase (Decrease) in Shares Outstanding	(324,231)	(191,077)
Class Ca
Shares sold	752	3,713
Shares issued for distributions reinvested	26	8,322
Shares redeemed	(15,408)	(54,312)
Net Increase (Decrease) in Shares Outstanding	(14,630)	(42,277)
Class Ia
Shares sold	44,797	300,113
Shares issued for distributions reinvested	236	97,961
Shares redeemed	(281,109)	(1,454,882)
Net Increase (Decrease) in Shares Outstanding	(236,076)	(1,056,808)
Class Ya
Shares sold	304	9,530
Shares issued for distributions reinvested	55	500
Shares redeemed	(147)	(4,815)
Net Increase (Decrease) in Shares Outstanding	212	5,215

[a]During the period ended June 30, 2019, 748 Class A shares representing $40,741 were exchanged for 741 Class I shares and 26 Class C shares representing $1,272 were automatically converted to 24 Class A shares and during the period ended December 31, 2018, 917 Class C shares representing $50,857 were automatically converted to 841 Class A shares 4,804 Class A shares representing $303,409 were exchanged for 4,786 Class Y shares, 4,786 Class Y shares representing $300,537 were exchanged for 4,781 Class I shares, 624 Class A shares representing $39,700 were exchanged for 622 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2019	Year Ended December 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	48.11	62.37	59.60	55.36	56.12	49.11
Investment Operations:
Investment income—net[a]	.12	.22	.18	.33	.33	.15
Net realized and unrealized gain (loss) on investments	6.89	(9.12)	9.65	4.51	.64	7.01
Total from Investment Operations	7.01	(8.90)	9.83	4.84	.97	7.16
Distributions:
Dividends from investment income—net	(.06)	(.26)	(.24)	(.18)	(.33)	(.15)
Dividends from net realized gain on investments	(.02)	(5.10)	(6.82)	(.42)	(1.40)	-
Total Distributions	(.08)	(5.36)	(7.06)	(.60)	(1.73)	(.15)
Net asset value, end of period	55.04	48.11	62.37	59.60	55.36	56.12
Total Return (%)[b]	14.58[c]	(14.31)	16.64	8.81	1.69	14.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[d]	1.12	1.13	1.14	1.13	1.15
Ratio of net expenses to average net assets	1.13[d]	1.12	1.13	1.14	1.13	1.14
Ratio of net investment income to average net assets	.44[d]	.36	.28	.59	.57	.28
Portfolio Turnover Rate	42.12[c]	68.30	63.75	60.22	60.96	73.99
Net Assets, end of period ($ x 1,000)	443,344	403,113	534,563	519,763	488,571	491,786

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2019	Year Ended December 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	43.74	57.44	55.61	51.97	52.92	46.57
Investment Operations:
Investment (loss)—net[a]	(.11)	(.26)	(.33)	(.12)	(.14)	(.28)
Net realized and unrealized gain (loss) on investments	6.26	(8.34)	8.98	4.18	.59	6.63
Total from Investment Operations	6.15	(8.60)	8.65	4.06	.45	6.35
Distributions:
Dividends from net realized gain on investments	(.02)	(5.10)	(6.82)	(.42)	(1.40)	-
Net asset value, end of period	49.87	43.74	57.44	55.61	51.97	52.92
Total Return (%)[b]	14.11[c]	(15.04)	15.64	7.90	.82	13.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.00[d]	1.96	1.97	1.99	1.98	2.01
Ratio of net expenses to average net assets	2.00[d]	1.96	1.97	1.99	1.98	2.00
Ratio of net investment (loss) to average net assets	(.45)[d]	(.48)	(.57)	(.24)	(.26)	(.57)
Portfolio Turnover Rate	42.12[c]	68.30	63.75	60.22	60.96	73.99
Net Assets, end of period ($ x 1,000)	3,077	3,338	6,813	10,803	7,405	5,380

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2019	Year Ended December 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	48.52	62.64	59.97	55.74	56.67	49.65
Investment Operations:
Investment income—net[a]	.17	.38	.33	.49	.52	.26
Net realized and unrealized gain (loss) on investments	6.96	(9.18)	9.70	4.50	.57	7.10
Total from Investment Operations	7.13	(8.80)	10.03	4.99	1.09	7.36
Distributions:
Dividends from investment income—net	-	(.22)	(.54)	(.34)	(.62)	(.34)
Dividends from net realized gain on investments	(.02)	(5.10)	(6.82)	(.42)	(1.40)	-
Total Distributions	(.02)	(5.32)	(7.36)	(.76)	(2.02)	(.34)
Net asset value, end of period	55.63	48.52	62.64	59.97	55.74	56.67
Total Return (%)	14.71[b]	(14.12)	16.91	9.02	1.88	14.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.89	.90	.94	.93	.94
Ratio of net expenses to average net assets	.92[c]	.89	.90	.94	.93	.94
Ratio of net investment income to average net assets	.63[c]	.60	.53	.85	.92	.50
Portfolio Turnover Rate	42.12[b]	68.30	63.75	60.22	60.96	73.99
Net Assets, end of period ($ x 1,000)	28,512	36,323	113,090	80,790	35,359	7,617

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2019	Year Ended December 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	47.75	62.58	60.00	55.74	54.64
Investment Operations:
Investment income—net[b]	.20	.43	.34	.53	.24
Net realized and unrealized gain (loss) on investments	6.83	(9.23)	9.70	4.56	2.76
Total from Investment Operations	7.03	(8.80)	10.04	5.09	3.00
Distributions:
Dividends from investment income—net	(.53)	(.93)	(.64)	(.41)	(.50)
Dividends from net realized gain on investments	(.02)	(5.10)	(6.82)	(.42)	(1.40)
Total Distributions	(.55)	(6.03)	(7.46)	(.83)	(1.90)
Net asset value, end of period	54.23	47.75	62.58	60.00	55.74
Total Return (%)	14.76[c]	(14.11)	16.93	9.18	5.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[d]	.88	.87	.78	.79[d]
Ratio of net expenses to average net assets	.83[d]	.88	.87	.78	.79[d]
Ratio of net investment income to average net assets	.74[d]	.71	.54	.98	1.25[d]
Portfolio Turnover Rate	42.12[c]	68.30	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	295	250	1	1	1

a From September 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Active MidCap Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Active Midcap Fund to BNY Mellon Active Midcap Fund and the Company changed its name from Strategic Funds, Inc. to BNY Mellon Strategic Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized), Class I (15 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	474,103,327	-	-	474,103,327
Investment Companies	1,483,059	-	-	1,483,059

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2019, The Bank of New York Mellon earned $6,824 from lending portfolio securities, pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2018 was as follows: ordinary income $4,655,716 and long-term capital gains $43,185,775. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank,

N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2019, was approximately $17,680 with a related weighted average annualized interest rate of 3.38%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended June 30, 2019, the Distributor retained $432 from commissions earned on sales of the fund’s Class A shares and $32 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2019, Class C shares were charged $12,631 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

30, 2019, Class A and Class C shares were charged $546,981 and $4,210, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2019, the fund was charged $86,048 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2019, the fund was charged $8,004 pursuant to the custody agreement.

During the period ended June 30, 2019, the fund was charged $4,090 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $288,812, Distribution Plan fees $1,866, Shareholder Services Plan fees $90,322, custodian fees $3,593, Chief Compliance Officer fees $2,347 and transfer agency fees $40,482.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2019, amounted to $199,401,077 and $229,692,922, respectively.

At June 30, 2019, accumulated net unrealized appreciation on investments was $65,159,686, consisting of $80,274,085 gross unrealized appreciation and $15,114,399 gross unrealized depreciation.

At June 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

As of February 6, 2019, there has been no subsequent activity in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. The Second Circuit will issue a case management and scheduling order for the appeal in due course.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

For More Information

BNY Mellon Active MidCap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0085SA0619

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      August 26, 2019

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      August 26, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)